Exhibit 10.2

SUBSCRIPTION AGREEMENT

Subscription Agreement between the Company, and purchaser identified on the signature page to this Agreement (the “Subscriber”), and is being delivered to the Subscriber in connection with its investment in OriginClear, Inc., a Nevada corporation (the “Company”). The Company is conducting a private placement (the “Offering”) for an amount of up to $2,000,000 of Units, each Unit consisting of (i) 100 shares (the “Series G Preferred Shares”) of the Company’s newly created Series G Preferred Stock, having the rights set forth the Certificate of Designation of Series G Preferred Stock substantially in the form of Exhibit A hereto (the “Series G Certificate of Designation”), and (ii) shares of common stock of the Company, in an amount determined by dividing $50,000by the closing price of the common stock on the date the Company has banked funds and received executed subscription documents and the purchase price under the Subscription Agreement from the investor (the “Common Shares”; the Units, the Series G Preferred Shares, and the Common Shares are referred to collectively herein as the “Securities”) at a purchase price of $100,000 per Unit. For the avoidance of doubt, the amount of Series G Preferred Shares and Common Shares received by Subscriber will be determined on a pro rata basis with respect to any partial Units purchased.

IMPORTANT INVESTOR NOTICES

NO OFFERING LITERATURE OR ADVERTISEMENT IN ANY FORM MAY BE RELIED UPON IN THE OFFERING OF THE UNITS EXCEPT FOR THIS SUBSCRIPTION AGREEMENT AND ANY SUPPLEMENTS HERETO (THE “AGREEMENT”), AND NO PERSON HAS BEEN AUTHORIZED TO MAKE ANY REPRESENTATIONS EXCEPT THOSE CONTAINED HEREIN.

THIS AGREEMENT IS CONFIDENTIAL AND THE CONTENTS HEREOF MAY NOT BE REPRODUCED, DISTRIBUTED OR DIVULGED BY OR TO ANY PERSONS OTHER THAN THE RECIPIENT OR ITS REPRESENTATIVE, ACCOUNTANT OR LEGAL COUNSEL, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY. EACH PERSON WHO ACCEPTS DELIVERY OF THIS AGREEMENT ACKNOWLEDGES AND AGREES TO THE FOREGOING RESTRICTIONS.

THIS AGREEMENT DOES NOT PURPORT TO BE ALL-INCLUSIVE OR TO CONTAIN ALL OF THE INFORMATION THAT YOU MAY DESIRE IN EVALUATING THE COMPANY, OR AN INVESTMENT IN THE OFFERING. THIS AGREEMENT DOES NOT CONTAIN ALL OF THE INFORMATION THAT WOULD NORMALLY APPEAR IN A PROSPECTUS FOR AN OFFERING REGISTERED UNDER THE SECURITIES ACT. YOU MUST CONDUCT AND RELY ON YOUR OWN EVALUATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED, IN DECIDING WHETHER TO INVEST IN THE OFFERING.

THIS AGREEMENT DOES NOT CONSTITUTE AN OFFER OR SOLICITATION OF AN OFFER TO ANY PERSON OR IN ANY JURISDICTION WHERE SUCH OFFER OR SOLICITATION IS UNLAWFUL OR NOT AUTHORIZED. EACH PERSON WHO ACCEPTS DELIVERY OF THIS AGREEMENT AGREES TO RETURN IT AND ALL RELATED DOCUMENTS IF SUCH PERSON DOES NOT PURCHASE ANY OF THE UNITS DESCRIBED HEREIN.

NEITHER THE DELIVERY OF THIS AGREEMENT AT ANY TIME NOR ANY SALE OF UNITS HEREUNDER SHALL IMPLY THAT INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE. THE COMPANY WILL EXTEND TO EACH PROSPECTIVE INVESTOR (AND TO ITS REPRESENTATIVE, ACCOUNTANT OR LEGAL COUNSEL, IF ANY) THE OPPORTUNITY, PRIOR TO ITS PURCHASE OF UNITS, TO ASK QUESTIONS OF AND RECEIVE ANSWERS FROM THE COMPANY CONCERNING THE OFFERING AND TO OBTAIN ADDITIONAL INFORMATION, TO THE EXTENT THE COMPANY POSSESSES THE SAME OR CAN ACQUIRE IT WITHOUT UNREASONABLE EFFORT OR EXPENSE, IN ORDER TO VERIFY THE ACCURACY OF THE INFORMATION SET FORTH HEREIN. ALL SUCH ADDITIONAL INFORMATION SHALL ONLY BE PROVIDED IN WRITING AND IDENTIFIED AS SUCH BY THE COMPANY THROUGH ITS DULY AUTHORIZED OFFICERS AND/OR DIRECTORS ALONE; NO ORAL INFORMATION OR INFORMATION PROVIDED BY ANY BROKER OR THIRD PARTY MAY BE RELIED UPON.

NO REPRESENTATIONS, WARRANTIES OR ASSURANCES OF ANY KIND ARE MADE OR SHOULD BE INFERRED WITH RESPECT TO THE ECONOMIC RETURN, IF ANY, THAT MAY ACCRUE TO AN INVESTOR IN THE COMPANY.

THIS AGREEMENT CONTAINS FORWARD-LOOKING STATEMENTS REGARDING THE COMPANY’S PERFORMANCE, STRATEGY, PLANS, OBJECTIVES, EXPECTATIONS, BELIEFS AND INTENTIONS. THE OUTCOME OF THE EVENTS DESCRIBED IN THESE FORWARD-LOOKING STATEMENTS IS SUBJECT TO SUBSTANTIAL RISKS, AND ACTUAL RESULTS COULD DIFFER MATERIALLY.

THE OFFERING PRICE OF THE UNITS HAS BEEN DETERMINED ARBITRARILY. THE PRICE OF THE UNITS DOES NOT NECESSARILY BEAR ANY RELATIONSHIP TO THE ASSETS, EARNINGS OR BOOK VALUE OF THE COMPANY, OR TO POTENTIAL ASSETS, EARNINGS, OR BOOK VALUE OF THE COMPANY. THERE IS NO PUBLIC MARKET FOR THE COMPANY”S SERIES G PREFERRED STOCK AND A LIMITED MARKET IN THE COMPANY’S COMMON STOCK AND THERE CAN BE NO ASSURANCE THAT AN ACTIVE TRADING MARKET IN ANY OF THE COMPANY’S SECURITIES WILL DEVELOP OR BE MAINTAINED. THE PRICE OF SHARES OF COMMON STOCK QUOTED ON THE OTC MARKETS OR TRADED ON ANY EXCHANGE MAY BE IMPACTED BY A LACK OF LIQUIDITY OR AVAILABILITY OF SUCH SHARES FOR PUBLIC SALE AND ALSO WILL NOT NECESSARILY BEAR ANY RELATIONSHIP TO THE ASSETS, EARNINGS, BOOK VALUE OR POTENTIAL PROSPECTS OF THE COMPANY. SUCH PRICES SHOULD NOT BE CONSIDERED ACCURATE INDICATORS OF FUTURE QUOTED OR TRADING PRICES THAT MAY SUBSEQUENTLY EXIST FOLLOWING THIS OFFERING.

THE COMPANY RESERVES THE RIGHT, IN ITS SOLE DISCRETION, TO REJECT ANY SUBSCRIPTION IN WHOLE OR IN PART FOR ANY REASON OR FOR NO REASON. THE COMPANY IS NOT OBLIGATED TO NOTIFY RECIPIENTS OF THIS AGREEMENT WHETHER ALL OF THE UNITS OFFERED HEREBY HAVE BEEN SOLD.

FOR RESIDENTS OF ALL STATES

THIS OFFERING IS BEING MADE SOLELY TO “ACCREDITED INVESTORS,” AS SUCH TERM IS DEFINED IN RULE 501 OF REGULATION D UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATE AND WILL BE OFFERED AND SOLD IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION AFFORDED BY SECTION 4(a)(2) THEREUNDER AND REGULATION D (RULE 506) OF THE SECURITIES ACT AND CORRESPONDING PROVISIONS OF STATE SECURITIES LAWS.

THE SECURITIES OFFERED HEREBY ARE SUBJECT TO RESTRICTION ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (“SEC”), ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THIS AGREEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PROSPECTIVE INVESTORS SHOULD NOT CONSTRUE THE CONTENTS OF THIS AGREEMENT AS INVESTMENT, LEGAL, BUSINESS, OR TAX ADVICE. EACH INVESTOR SHOULD CONTACT HIS, HER OR ITS OWN ADVISORS REGARDING THE APPROPRIATENESS OF THIS INVESTMENT AND THE TAX CONSEQUENCES THEREOF, WHICH MAY DIFFER DEPENDING ON AN INVESTOR’S PARTICULAR FINANCIAL SITUATION. IN NO EVENT SHOULD THIS AGREEMENT BE DEEMED OR CONSIDERED TO BE TAX ADVICE PROVIDED BY THE COMPANY.

FOR FLORIDA RESIDENTS ONLY

THE SECURITIES REFERRED TO HEREIN WILL BE SOLD TO, AND ACQUIRED BY, THE HOLDER IN A TRANSACTION EXEMPT UNDER § 517.061 OF THE FLORIDA SECURITIES ACT. THE SECURITIES HAVE NOT BEEN REGISTERED UNDER SAID ACT IN THE STATE OF FLORIDA. IN ADDITION, ALL FLORIDA RESIDENTS SHALL HAVE THE PRIVILEGE OF VOIDING THE PURCHASE WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH SUBSCRIBER TO THE COMPANY, AN AGENT OF THE COMPANY, OR WITHIN THREE DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH SUBSCRIBER, WHICHEVER OCCURS LATER.

1. SUBSCRIPTION AND PURCHASE PRICE

(a) Subscription. Subject to the conditions set forth in Section 2 hereof, the Subscriber hereby subscribes for and agrees to purchase the number of Units indicated on the Subscriber’s signature pages hereof on the terms and conditions described herein.

(b) Purchase of Units. The Subscriber understands and acknowledges that the Purchase Price to be remitted to the Company in exchange for the Units shall be set at $100,000 per Unit, for an aggregate purchase price as set forth on page 12 hereof (the “Aggregate Purchase Price”). The Subscriber shall concurrently with delivery of this Agreement to the Company pay the Purchase Price for the Units subscribed for hereunder, payable in United States Dollars, by wire transfer of immediately available funds to the Company in accordance with the wire instructions provided on Annex A. The Subscriber understands and agrees that, subject to Section 2 and applicable laws, by executing this Agreement, it is entering into a binding agreement. Notwithstanding the foregoing or anything in this Agreement to the contrary, the Company acknowledges it received the Aggregate Purchase Price from the Subscriber following execution of the Original Subscription Agreement.

2. ACCEPTANCE, OFFERING TERM AND CLOSING PROCEDURES

(a) Acceptance or Rejection. Subject to full, faithful and punctual performance and discharge by the Company of all of its duties, obligations and responsibilities as set forth in this Agreement and any other agreement entered into between the Subscriber and the Company relating to this subscription (collectively, the “Transaction Documents”), the Subscriber shall be legally bound to purchase the Units pursuant to the terms and conditions set forth in this Agreement. For the avoidance of doubt, upon the occurrence of the failure by the Company to fully, faithfully and punctually perform and discharge any of its duties, obligations and responsibilities as set forth in any of the Transaction Documents, which shall have been performed or otherwise discharged prior to the Closing, the Subscriber may, on or prior to the Closing (as defined below), at its sole and absolute discretion, elect not to purchase the Units and provide instructions to the Company to receive the full and immediate refund of the Aggregate Purchase Price. The Subscriber understands and agrees that the Company reserves the right to reject this subscription for Units in whole or part in any order at any time prior to the Closing for any reason or for no reason, notwithstanding the Subscriber’s prior receipt of notice of acceptance of the Subscriber’s subscription. In the event the Closing does not take place because of (i) the rejection of subscription for Units by the Company; or (ii) the election not to purchase the Units by the Subscriber; or (iii) failure to effectuate an initial closing on or prior to April 30, 2019 (unless extended in the discretion of the Company) for any reason or no reason, this Agreement and any other Transaction Documents shall thereafter be terminated and have no force or effect, and the parties shall take all steps, to ensure that the Aggregate Purchase Price shall promptly be returned or caused to be returned to the Subscriber without interest thereon or deduction therefrom.

(b) Closing. The closing of the purchase and sale of the Units hereunder (the “Closing”) shall take place at the offices of the Company or such other place as determined by the Company and may take place in one of more closings. Closings shall take place on a Business Day promptly following the satisfaction of the conditions set forth in Section 7 below, as determined by the Company (the “Closing Date”). “Business Day” shall mean from the hours of 9:00 a.m. (Eastern Time) through 5:00 p.m. (Eastern Time) of a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required to be closed. The Series G Preferred Shares and Common Shares comprising the Units purchased by the Subscriber will be delivered by the Company within 15 Business Days following the Closing Date.

(c) Following Acceptance or Rejection. The Subscriber acknowledges and agrees that this Agreement and any other documents delivered in connection herewith will be held by the Company. In the event that this Agreement is not accepted by the Company for whatever reason, which the Company expressly reserves the right to do, this Agreement, the Aggregate Purchase Price received (without interest thereon) and any other documents delivered in connection herewith will be returned to the Subscriber at the address of the Subscriber as set forth in this Agreement. If this Agreement is accepted by the Company, the Company is entitled to treat the Aggregate Purchase Price received as an interest free loan to the Company until such time as the Subscription is accepted.

3. THE SUBSCRIBER’S REPRESENTATIONS, WARRANTIES AND COVENANTS

The Subscriber hereby acknowledges, agrees with and represents, warrants and covenants to the Company, as follows:

(a) The Subscriber has full power and authority to enter into this Agreement, the execution and delivery of which has been duly authorized by all the necessary corporate actions, and no other acts or proceedings on the part of the Subscriber are necessary to authorize the execution, delivery or performance by the Subscriber of this Agreement, if applicable, and this Agreement constitutes a valid and legally binding obligation of the Subscriber, except as may be limited by bankruptcy, reorganization, insolvency, moratorium and similar laws of general application relating to or affecting the enforcement of rights of creditors, and except as enforceability of the obligations hereunder are subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law).

(b) The Subscriber acknowledges its understanding that the Offering and sale of the Securities is intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 4(a)(2) of the Securities Act and the provisions of Regulation D promulgated thereunder (“Regulation D”). In furtherance thereof, the Subscriber represents and warrants to the Company and its affiliates as follows:

(i) The Subscriber realizes that the basis for the exemption from registration may not be available if, notwithstanding the Subscriber’s representations contained herein, the Subscriber is merely acquiring the Securities for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The Subscriber does not have any such intention.

(ii) The Subscriber realizes that the basis for exemption would not be available if the Offering is part of a plan or scheme to evade registration provisions of the Securities Act or any applicable state or federal securities laws.

(iii) The Subscriber is acquiring the Securities solely for investment purposes, and not with a view towards, or resale in connection with, any distribution of the Securities

(iv) The Subscriber has the financial ability to bear the economic risk of the Subscriber’s investment, has adequate means for providing for its current needs and contingencies, and has no need for liquidity with respect to an investment in the Company.

(v) The Subscriber and the Subscriber’s attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, the “Advisors”) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of a prospective investment in the Securities. If other than an individual, the Subscriber also represents it has not been organized solely for the purpose of acquiring the Securities.

(vi) The Subscriber has carefully reviewed and understands this Agreement in its entirety, including without limitation all Exhibits hereto (including the Series G Certificate of Designation, and the security agreement attached as Exhibit B (the “Security Agreement”)) and Composite Annex B including the Risk Factors included therein.

(vii) The Subscriber (together with its Advisors, if any) has received all documents requested by the Subscriber or its agents (including that which is attached hereto forming Composite Annex B, attached hereto), has carefully reviewed them and understands the information contained therein, prior to the execution of this Agreement.

(c) The Subscriber is not relying on the Company or any of its employees, agents, sub-agents or advisors with respect to the legal, tax, economic and related considerations involved in this investment. The Subscriber has relied on the advice of, or has consulted with, only its Advisors.

(d) The Subscriber has carefully considered the potential risks relating to the Company and a purchase of the Securities, and fully understands that the Securities are a speculative investment that involves a high degree of risk of loss of the Subscriber’s entire investment. Among other things, the Subscriber has carefully considered each of the risks as described on Annex C, attached hereto.

(e) The Subscriber will not sell or otherwise transfer any Securities without registration under the Securities Act or an exemption therefrom, and fully understands and agrees that the Subscriber must bear the economic risk of its purchase because, among other reasons, the Securities have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states, or an exemption from such registration is available. In particular, the Subscriber is aware that the Securities are “restricted securities,” as such term is defined in Rule 144 promulgated under the Securities Act (“Rule 144”), and they may not be sold pursuant to Rule 144 unless all of the conditions of Rule 144 are met. The Subscriber understands that any sales or transfers of the Securities are further restricted by state securities laws.

(f) No oral or written representations or warranties have been made, or information furnished, to the Subscriber or its Advisors, if any, by the Company or any of its officers, employees, agents, sub-agents, affiliates, advisors or subsidiaries in connection with the Offering, other than any representations of the Company contained herein, and in subscribing for the Units, the Subscriber is not relying upon any representations other than those contained herein.

(g) The Subscriber’s overall commitment to investments that are not readily marketable is not disproportionate to the Subscriber’s net worth, and an investment in the Securities will not cause such overall commitment to become excessive.

(h) The Subscriber understands and agrees that the certificates for the Securities shall bear substantially the following legend until (i) such Securities shall have been registered under the Securities Act and effectively disposed of in accordance with a registration statement that has been declared effective or (ii) in the opinion of counsel acceptable to the Company, such Securities may be sold without registration under the Securities Act, as well as any applicable “blue sky” or state securities laws:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS. SUCH SHARES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FILED BY THE ISSUER WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION COVERING SUCH SHARES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

(i) Neither the SEC nor any state securities commission has approved the Securities or passed upon or endorsed the merits of the Offering. There is no government or other insurance covering any of the Securities.

(j) The Subscriber and its Advisors, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the Offering, the Securities, and the business, financial condition, results of operations and prospects of the Company, and all such questions have been answered to the full satisfaction of the Subscriber and its Advisors, if any.

(k) In making the decision to invest in the Securities the Subscriber has relied solely upon the information provided by the Company in the Transaction Documents. To the extent necessary, the Subscriber has retained, at its own expense, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and the purchase of the Securities hereunder. The Subscriber disclaims reliance on any statements made or information provided by any person or entity in the course of Subscriber’s consideration of an investment in the Securities other than the Transaction Documents.

(l) The Subscriber has taken no action that would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Agreement or the transactions contemplated hereby.

(m) The Subscriber is not relying on the Company or any of its employees, agents, or advisors with respect to the legal, tax, economic and related considerations of an investment in the Securities, and the Subscriber has relied on the advice of, or has consulted with, only its own Advisors.

(n) The Subscriber acknowledges that any estimates or forward-looking statements or projections furnished by the Company to the Subscriber were prepared by the management of the Company in good faith, but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed by the Company or its management and should not be relied upon.

(o) No oral or written representations have been made, or oral or written information furnished, to the Subscriber or its Advisors, if any, in connection with the Offering that are in any way inconsistent with the information contained herein.

(p) (For ERISA plans only) The fiduciary of the ERISA plan (the “Plan”) represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The Subscriber or Plan fiduciary (i) is responsible for the decision to invest in the Company; (ii) is independent of the Company and any of its affiliates; (iii) is qualified to make such investment decision; and (iv) in making such decision, the Subscriber or Plan fiduciary has not relied primarily on any advice or recommendation of the Company or any of its affiliates.

(q) This Agreement is not enforceable by the Subscriber unless it has been accepted by the Company, and the Subscriber acknowledges and agrees that the Company reserves the right to reject any subscription for any reason or for no reason.

(r) The Subscriber will indemnify and hold harmless the Company and, where applicable, its directors, officers, employees, agents, advisors, affiliates and shareholders, and each other person, if any, who controls any of the foregoing from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) (a “Loss”) arising out of or based upon any representation or warranty of the Subscriber contained herein or in any document furnished by the Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber herein or therein.

(s) The Subscriber is, and on each date on which the Subscriber acquires restricted Securities will be, an “Accredited Investor” as defined in Rule 501(a) under the Securities Act. In general, an “Accredited Investor” is deemed to be an institution with assets in excess of $5,000,000 or individuals with a net worth in excess of $1,000,000 (excluding such person’s principal residence) or annual income exceeding $200,000 or $300,000 jointly with his or her spouse.

(t) The Subscriber, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the Offering, and has so evaluated the merits and risks of such investment. The Subscriber has not authorized any person or entity to act as its Purchaser Representative (as that term is defined in Regulation D of the General Rules and Regulations under the Securities Act) in connection with the Offering. The Subscriber is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(u) The Subscriber has reviewed, or had an opportunity to review, the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC on April 17, 2018 as well as all of the Company’s filings with the SEC since the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC on April 17, 2018 (the “SEC Filings”), all of which are deemed incorporated herein by reference, including, without limitation, all “Risk Factors” and “Forward Looking Statements” disclaimers contained in the SEC Filings.

4. THE COMPANY’S REPRESENTATIONS, WARRANTIES AND COVENANTS

The Company hereby acknowledges, agrees with and represents, warrants and covenants to the Subscriber, as follows:

(a) The Company is a corporation, validly existing and in good standing under the laws of Nevada, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.

(b) The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company.

(c) The execution, delivery and performance by the Company of this Agreement, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby party do not and will not conflict with or violate any provision of the Company’s articles of incorporation or other organizational or charter documents.

(d) The Company’s capitalization as of December 31, 2018 is substantially as set forth in Annex D.

5. CONDITIONS TO ACCEPTANCE OF SUBSCRIPTION

The Company’s right to accept the subscription of the Subscriber is conditioned upon satisfaction of the following conditions precedent on or before the date the Company accepts such subscription:

(a) As of the Closing, no legal action, suit or proceeding shall be pending that seeks to restrain or prohibit the transactions contemplated by this Agreement.

(b) The representations and warranties of the Company contained in this Agreement shall have been true and correct in all material respects on the date of this Agreement and shall be true and correct in all material respects as of the Closing as if made on the Closing Date (except for any such representations and warranties which are as of a different specific date).

6. MISCELLANEOUS PROVISIONS

(a) No inference shall be drawn in favor of or against any party by virtue of the fact that such party’s counsel was or was not the principal draftsman of this Agreement.

(b) Each of the parties hereto shall be responsible to pay the costs and expenses of its own legal counsel in connection with the preparation and review of this Agreement and related documentation.

(c) Neither this Agreement, nor any provisions hereof, shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, discharge or termination is sought.

(d) The representations, warranties and agreement of the Subscriber and the Company made in this Agreement shall survive the execution and delivery of this Agreement and the delivery of the Securities.

(e) Any party may send any notice, request, demand, claim or other communication hereunder to the Subscriber at the address set forth on the signature page of this Agreement or to the Company at its primary office (including personal delivery, expedited courier, messenger service, fax, ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication will be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other parties written notice in the manner herein set forth.

(f) Except as otherwise provided herein, this Agreement shall be binding upon, and inure to the benefit of, the parties to this Agreement and their heirs, executors, administrators, successors, legal representatives and assigns. If the Subscriber is more than one person or entity, the obligation of the Subscriber shall be joint and several and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by, and be binding upon, each such person or entity and its heirs, executors, administrators, successors, legal representatives and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

(g) This Agreement is not transferable or assignable by the Subscriber.

(h) Except as otherwise provided herein, this Agreement shall not be changed, modified or amended except by a writing signed by both (a) the Company and (b) the Subscribers.

(i) This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without giving effect to conflicts of law principles.

(j) The Company and the Subscriber hereby agree that any dispute that may arise between them arising out of or in connection with this Agreement shall be adjudicated before a court located in New York County, New York, and they hereby submit to the exclusive jurisdiction of the federal and state courts of the State of New York located in New York County with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Agreement or any acts or omissions relating to the sale of the Securities hereunder, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, postage prepaid, in care of the address set forth herein or such other address as either party shall furnish in writing to the other.

(k) WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(l) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

7. LEAK OUT.

The Subscriber hereby agrees that, for a period commencing on the date of this Agreement, and expiring on the date that the Subscriber does not beneficially own any Common Shares (the “Restricted Period”), Subscriber will not sell, dispose or otherwise transfer, directly or indirectly, (including, without limitation, any sales, short sales, swaps or any derivative transactions that would be equivalent to any sales or short positions) on any Trading Day during the Restricted Period (any such date, a “Date of Determination”), shares of common stock of the Company (including, without limitation, any Common Shares), in an amount more than 1% of the Monthly Daily Trading Volume of the common stock as reported by Bloomberg, LP for the applicable Date of Determination. The “Monthly Daily Trading Volume” means the total trading volume for the prior 30 calendar days of the common stock as of the Date of Determination. The Subscriber agrees that the Company may have stop transfer instructions placed with the Company’s transfer agent against transfer of shares held by Subscriber except in compliance with this Section 7. “Trading Day” means any day on which the New York Stock Exchange is open for business.

[Signature Pages Follow]

SUBSCRIBER MUST COMPLETE THIS PAGE

IN WITNESS WHEREOF, the Subscriber has executed this Agreement on the     day of                     , 2019.

x $100,000 for each Unit =
Units subscribed for	Aggregate Purchase Price

Manner in which Title is to be held (Please Check One):

1.	☐	Individual	7.	☐	Trust/Estate/Pension or Profit sharing Plan
2.	☐	Joint Tenants with Right of Survivorship	8.	☐	Date Opened: As a Custodian for Under the Uniform Gift to Minors Act of the State of
3.	☐	Community Property	9.	☐	Married with Separate Property
4.	☐	Tenants in Common	10.	☐	Keogh
5.	☐	Corporation/Partnership/ Limited Liability Company	11.	☐	Tenants by the Entirety
6.	☐	IRA

ALTERNATIVE DISTRIBUTION INFORMATION

To direct distribution to a party other than the registered owner, complete the information below.

YOU MUST COMPLETE THIS SECTION IF THIS IS AN IRA INVESTMENT.

Name of Firm (Bank, Brokerage, Custodian):

Account Name:

Account Number:

Representative Name:

Representative Phone Number:

Address:

City, State, Zip:

IF MORE THAN ONE SUBSCRIBER, EACH SUBSCRIBER MUST SIGN.
INDIVIDUAL SUBSCRIBERS MUST COMPLETE THIS PAGE 13.

SUBSCRIBERS WHICH ARE ENTITIES MUST COMPLETE PAGE 14.

EXECUTION BY NATURAL PERSONS

Exact Name in Which Title is to be Held

Name (Please Print)	Name of Additional Subscriber

Residence: Number and Street	Address of Additional Subscriber

City, State and Zip Code	City, State and Zip Code

Social Security Number	Social Security Number

Telephone Number	Telephone Number

Fax Number (if available)	Fax Number (if available)

E-Mail (if available)	E-Mail (if available)

(Signature)	(Signature of Additional Subscriber)

ACCEPTED this day of , 2019, on behalf of the Company.

ORIGINCLEAR, INC.

By:
	Name:	Riggs Eckelberry
	Title:	Chief Executive Officer

[SIGNATURE PAGE FOR SUBSCRIPTION AGREEMENT]

Exhibit A

Certificate of Designation of Series G Preferred Stock

See 8-K filed 1/22/2019

Exhibit B

SECURITY AGREEMENT

SECURITY AGREEMENT (this “Agreement”), dated as of __________________, 2019, by and among OriginClear, Inc., a Nevada corporation (“Company”), and the secured parties signatory hereto as amended from time to time, and their endorsees, transferees and assigns (collectively, the “Secured Party”).

W I T N E S S E T H:

WHEREAS, pursuant to a Subscription Agreements between the Company and the Secured Party (the “Purchase Agreements”), the Company has agreed to issue to the Secured Party and the Secured Party has agreed to purchase from the Company, shares of the Company’s Series G Preferred Stock and certain other securities (collectively, the “Securities”);

WHEREAS, pursuant to the Certificate of Designation of the Series G Preferred Stock, the Company will be required to redeem from the Secured Party any outstanding shares of Series G Preferred Stock on April 30, 2021, subject to the terms and conditions set forth therein (the “Secured Obligation”);

WHEREAS, in order to induce the Secured Party to purchase the Securities, the Company has agreed to execute and deliver to the Secured Party this Agreement for the benefit of the Secured Party and to grant to it a second priority security interest in certain property of Company (on a pro rata and pari passu basis among all holders of the Series G Preferred Stock) to secure the prompt payment, performance and discharge of the Secured Obligation;

NOW, THEREFORE, in consideration of the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.       Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth in this Section 1. Terms used but not otherwise defined in this Agreement that are defined in Article 9 of the UCC shall have the respective meanings given such terms in Article 9 of the UCC.

(a)       “Collateral” has the meaning set forth in Section 2.

(b)       “UCC” means the Uniform Commercial Code, as currently in effect in the State of New York.

2.       Security Interest. (a) Company hereby assigns and grants to Secured Party a second priority security interest (junior only to the security interest held by the holders of the Company’s Series F Preferred Stock) and continuing lien in all of Debtor’s right, title and interest in and to all of the Collateral described in Schedule A to this Agreement, regardless of where located, including all insurance claims and other rights to payment related to the foregoing, and products of the foregoing and all accessions to, substitutions and replacements for, each of the foregoing (all of the foregoing described property is referred to herein as the “Collateral.”

3.       Secured Parries. The Secured Party will consist, on a pro rata and pari passu basis, of the holders of the Company’s Series G Preferred Stock. The identity of the Secured Parties will be deemed to be amended from time to time accordingly.

3.       Representations, Warranties, Covenants and Agreements of the Company. The Company represents and warrants to, and covenants and agrees with, the Secured Party as follows:

(a)       Company is the owner of the Collateral, and no other person or entity has any right, title, claim or interest in, against or to the Collateral (other than the security interest held by the holders of the Company’s Series F Preferred Stock).

(b)       This Agreement (i) has been duly authorized by all necessary corporate action of the Company, (ii) has been duly executed by the Company, and (iii) constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor’s rights generally.

(c)       Company’s place of business (or, if Company has more than one place of business, its principal executive office is located at 525 S. Hewitt Street, Los Angeles, CA 90013. The Company’s true legal name is as set forth in the preamble to this Agreement. The Company’s jurisdiction of formation is and has been, as set forth in the preamble to this Agreement. Company does not do business under any trade name or fictitious business name. Company will notify Secured Party, in writing, within at least thirty (30) days of any change in its place of business or jurisdiction of formation or the adoption or change of its legal name, any trade name or fictitious business name, and will upon request of Secured Party, execute or authenticate any additional financing statements or other certificates or records necessary to reflect any change in its place of business or jurisdiction of formation or the adoption or change in its legal name, trade names or fictitious business name.

4.       Protection of Collateral by Company.

(a)       Company will not, without the prior written consent of Secured Party, sell, transfer or dispose of any Collateral. Company may encumber the Collateral through junior liens subordinated to the senior lien of the Secured Party in accordance with this Agreement. For purposes of this Agreement, granting license or sublicense rights to the Collateral shall not be deemed a sale, transfer or disposition of such Collateral, unless the agreement of license or sublicense creates in the licensee or sublicensee rights in the Collateral which are superior to those of the Company. Company shall, at its own expense, appear in and defend any and all actions and proceedings which purport to affect title to the Collateral, or any part thereof, or which purport to affect the security interest of Secured Party therein under this Agreement.

(b)       Company, in a timely manner, shall execute or otherwise authenticate, or obtain, any document or other record, give any notices, do all other acts, and pay all costs associated with the foregoing, that Secured Party determines is reasonably necessary to protect the Collateral against rights, claims or interests of third parties, or otherwise to preserve the Collateral as security hereunder.

(c)       Company shall promptly notify Secured Party of any claim against the Collateral adverse to the interest of Secured Party therein not mentioned herein.

5.       Further Acts of Company. Company shall, at the request of Secured Party, execute or otherwise authenticate and deliver to Secured Party any financing statements, financing statement changes and any and all additional instruments, documents and other records, and Company shall perform all actions, that from time to time Secured Party may reasonably deem necessary or desirable to carry into effect the provisions of this Agreement or to establish or maintain a security interest in the Collateral having the priority provided for herein or otherwise to protect Secured Party’s interest in the Collateral.

4.       Rights and Remedies Upon Default.

(a)       Each of the following is an “Event of Default” under this Agreement when continuing ten (10) business days’ after written notice is delivered to Debtor: (i) default shall be made in the payment of the Secured Obligation; (ii) the Debtor shall make an assignment for the benefit of its creditors or shall file or commence or have filed or commenced against it any proceeding for any relief under any bankruptcy or insolvency law or any law or laws relating to the relief of debtors, readjustment of indebtedness, reorganizations, compositions or extensions, or a receiver or trustee shall be appointed for the undersigned; (iii) the liquidation, dissolution, merger or consolidation of Company (except where provision is made in any such transaction for the Secured Party to be paid any remaining Secured Obligation in connection with any such transaction).

(b)       Upon the occurrence of any Event of Default (and subject to the rights of the Series F Preferred Stock), Secured Party at its election, may file appropriate UCC or other financing statements (subject to prior approval of the Company, such approval not to be unreasonably withheld or delayed), or other documents to perfect its security interest in the Collateral, together with any and all continuation, amendments and modification filings related thereto and any other filings or recordings Secured Party deems necessary or appropriate with respect to the Collateral and Secured Party’s interest therein, and declare the entire outstanding balance of the Secured Obligation, immediately due and payable, together with all costs of collection, including reasonable attorneys’ fees, or may exercise upon or enforce its rights in the Collateral, as set forth herein or under applicable law.

(c)       If an Event of Default shall occur, then, in each and every such case, Secured Party may at any time thereafter exercise and/or enforce any of the following rights and remedies at Secured Party's option:

(1) The Secured Obligation shall, at Secured Party's sole option, become immediately due and payable.

(2) At its option: (a) take any reasonable and lawful action to protect and realize upon its security interest in the Collateral; and (b) in addition to the foregoing, and not in substitution therefor, exercise any one or more of the rights and remedies exercisable by Secured Party under any other provision of this Agreement, or as provided by applicable law (including, without limitation, the UCC). Secured Party shall have no duty to take any action to preserve or collect the Collateral.

5.       Applications of Proceeds. Subject to the rights of the Series F Preferred Stock, the proceeds of any sale, lease or other disposition of the Collateral hereunder shall be applied first, to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like (including, without limitation, any taxes, fees and other costs incurred in connection therewith) of the Collateral, to the reasonable attorneys’ fees and expenses incurred by the Secured Party in enforcing its rights hereunder and in connection with collecting, storing and disposing of the Collateral, and then to satisfaction of the Secured Obligations (for the avoidance of doubt, on a pro rata and pari passu basis among the parties constituting the Secured Party), and to the payment of any other amounts required by applicable law, after which the Secured Party shall pay to the Company any surplus proceeds. Subject to the rights of the Series F Preferred Stock, if, upon the sale, license or other disposition of the Collateral hereunder, the proceeds thereof are insufficient to pay all amounts to which the Secured Party is legally entitled, the Company will be liable for the deficiency, together with interest thereon, at the rate of 10% per annum (the “Default Rate”), and the reasonable fees of any attorneys employed by the Secured Party to collect such deficiency. To the extent permitted by applicable law, the Company waives all claims, damages and demands against the Secured Party arising out of the repossession, removal, retention or sale of the Collateral, unless due to the gross negligence or willful misconduct of the Secured Party.

6.       Costs and Expenses. The Company agrees to pay all out-of-pocket fees, costs and expenses incurred in connection with any filing required hereunder, including without limitation, any financing statements, continuation statements, partial releases and/or termination statements related thereto or any expenses of any searches reasonably required by the Secured Party. The Company shall also pay all other claims and charges which in the reasonable opinion of the Secured Party might prejudice, imperil or otherwise affect the Collateral or the Security Interest therein. The Company will also, upon demand, pay to the Secured Party the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Secured Party may incur in connection with (i) the enforcement of this Agreement, or (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral.

7.       Responsibility for Collateral. The Company assumes all liabilities and responsibility in connection with all Collateral, and the obligations of the Company hereunder or shall in no way be affected or diminished by reason of the loss, destruction, damage or theft of any of the Collateral or its unavailability for any reason.

8.       Term of Agreement. This Agreement and the Security Interest shall terminate on the date on which the Secured Obligation has been made in full or otherwise have been discharged, expired, or terminated. Upon such termination, the Secured Party, at the request and at the expense of the Company, will join in executing any termination statement with respect to any financing statement executed and filed pursuant to this Agreement.

9.       Power of Attorney.

Company appoints Secured Party and any officer thereof as Company’s attorney in fact with full power in Company’s name and behalf to do every act which Company is obligated to do or may be required to do hereunder; however, nothing in this paragraph shall be construed to obligate Secured Party to take any action hereunder nor shall Secured Party be liable to Company for failure to take any action hereunder. This appointment shall be deemed a power coupled with an interest and shall not be terminable as long as the Secured Obligation is outstanding and shall not terminate on the disability or incompetence of Debtor.

10.       Notices. All notices, requests, demands and other communications hereunder shall be in writing and made in accordance with the applicable Subscription Agreement.

11.       Miscellaneous.

(a)       No course of dealing between the Company and the Secured Party, nor any failure to exercise, nor any delay in exercising, on the part of the Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

(b)       All of the rights and remedies of the Secured Party with respect to the Collateral, whether established hereby or by any other agreements, instruments or documents or by law shall be cumulative and may be exercised singly or concurrently.

(c)       This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and is intended to supersede all prior negotiations, understandings and agreements with respect thereto. Except as specifically set forth in this Agreement, no provision of this Agreement may be modified or amended except by a written agreement specifically referring to this Agreement and signed by the parties hereto.

(d)       In the event that any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction for any reason, unless such provision is narrowed by judicial construction, this Agreement shall, as to such jurisdiction, be construed as if such invalid, prohibited or unenforceable provision had been more narrowly drawn so as not to be invalid, prohibited or unenforceable. If, notwithstanding the foregoing, any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction, such provision, as to such jurisdiction, shall be ineffective to the extent of such invalidity, prohibition or unenforceability without invalidating the remaining portion of such provision or the other provisions of this Agreement and without affecting the validity or enforceability of such provision or the other provisions of this Agreement in any other jurisdiction.

(e)       No waiver of any breach or default or any right under this Agreement shall be considered valid unless in writing and signed by the party giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default or right, whether of the same or similar nature or otherwise.

(f)       This Agreement shall be binding upon and inure to the benefit of each party hereto and its successors and assigns.

(g)       Each party shall take such further action and execute and deliver such further documents as may be necessary or appropriate in order to carry out the provisions and purposes of this Agreement.

(h)       This Agreement shall be construed in accordance with the laws of the State of New York, except to the extent the validity, perfection or enforcement of a security interest hereunder in respect of any particular Collateral which are governed by a jurisdiction other than the State of New York in which case such law shall govern. Each of the parties hereto irrevocably submit to the exclusive jurisdiction of any New York State or United States Federal court sitting in Manhattan county over any action or proceeding arising out of or relating to this Agreement, and the parties hereto hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such New York State or Federal court. The parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. The parties hereto further waive any objection to venue in the State of New York and any objection to an action or proceeding in the State of New York on the basis of forum non conveniens.

(i)       This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed on the day and year first above written.

ORIGINCLEAR, INC.

By:
Name:	Riggs Eckelberry
Title:	Chief Executive Officer

[SECURED PARTIES]

By:

Name:

Title:

ANNEX A

WIRE INSTRUCTIONS

COMPOSITE ANNEX B

DOCUMENTATION PROVIDED TO SUBSCRIBER

(See Attached)

ANNEX C

RISK FACTORS

An investment in the Securities of the Company involves a high degree of risk and should be considered only by persons who can afford to lose their entire investment and who have no need for liquidity in their investment. You should carefully consider the risk factors described below, and discussed in the section titled “Risk Factors” in our most recent Annual Report on Form 10-K, as well as the risks, uncertainties and additional information set forth in our SEC Filings incorporated by reference herein. Our business, financial condition or results of operations could be materially adversely affected by any of these risks. The trading price of our common stock could decline due to any of these risks, and you may lose all or part of your investment.

Risks Related to the Securities and This Offering

There is no public market for the Series G Preferred Shares and a limited public market for the Common Stock.

There is no public market for the Series G Preferred Shares, and we not intend to have such securities quoted or listed on any market. In addition, our common stock is quoted on the OTC Pink which is an unorganized, inter-dealer, over-the-counter market which provides significantly less liquidity than the NASDAQ Capital Market or other national securities exchange. These factors may have an adverse impact on the trading and price of our common stock.

The Securities will be subject to restrictions on resale.

We have not registered the sale of any of the Securities under the Securities Act or any state securities laws. The securities offered hereby are highly illiquid, and are not transferable except in accordance with the Securities Act. Consequently, the Securities may not be resold or otherwise transferred unless they are subsequently registered under applicable securities laws or an exemption therefrom is available. In view of these and other limitations to the transfer of the Securities as described herein, the Securities should be considered an illiquid investment which may need to be held indefinitely. Limitations on the transfer of the Securities may also adversely affect the price that a Subscriber might be able to obtain for such securities in a private sale.

The price of the Units has been determined without a third party valuation or fairness opinion.

We have set the price of Units without the benefit of any third party valuation or fairness opinion or review. You must make your own determination as to the accuracy, fairness or reasonableness of the price of the Units and the other terms of the Offering.

We will have significant discretion over the use of the gross proceeds.

The Company intends to use the net proceeds of this Offering for general corporate purposes and to meet working capital needs. Accordingly, Company management will have broad discretion as to the application of such proceeds. There can be no assurance that management’s use of proceeds generated through this Offering will prove optimal or translate into revenue or profitability for the Company.

There is no investor counsel.

The Company has not retained any independent professionals to review or comment on this Offering or otherwise protect the interests of Subscribers. Although the Company has retained its own counsel, neither such firm nor any other firm has made any independent examination of any factual matters represented by management herein, and purchasers of the Securities offered hereby should not rely on any such firms so retained with respect to any matters herein described.

No governmental entity has evaluated our securities.

No federal or state commission, department or agency has made any evaluation, finding, recommendation or endorsement with respect to the Securities.

Additional stock offerings in the future may dilute then-existing shareholders’ percentage ownership of the Company.

Given our plans and expectations that we may need additional capital and personnel, we may need to issue additional shares of common stock or securities convertible or exercisable for shares of common stock, including convertible preferred stock, convertible notes, stock options or warrants. The issuance of additional securities in the future will dilute the percentage ownership of then current stockholders. Without limiting the generality of the foregoing, the Company will designate up to 6,000 shares of Series G Preferred Stock and may issue such additional shares of Series G Preferred Stock without obtaining the consent of the Subscribers in this Offering, and the Company may conduct other offerings concurrent with this offering.

We may be unable to redeem the Series G Preferred Shares when required.

Pursuant to the Series G Certificate of Designation, the Company will be required to redeem the Series G Preferred Shares on April 30, 2021 for the stated value plus any accrued but unpaid dividends. There is no assurance the Company will be able to make such payment. Further, although such redemption will be secured by a second priority security interest in certain of our assets pursuant to the Security Agreement, there is no assurance holders will be able to realize such amount pursuant to such security interest. In addition, we will be required to redeem any outstanding shares of our Series F Preferred Stock on September 1, 2020, which is prior to the date that we will be required to redeem our outstanding shares of Series G Preferred Stock, and may have an adverse effect on our available capital for such redemption.

The Series G Preferred Shares will not have voting rights.

Holders of the Series G Preferred Shares will not have any voting rights, except as may be required under applicable law. Thus, the holders of the Series G Preferred Shares will have no right to participate in the election of directors of the Company or any other matter that may be brought to the vote of the shareholders of the Company.

The Series G Preferred Shares will be subject to the Company’s right of redemption.

Pursuant to the Series G Certificate of Designation, the Company will have the right to redeem outstanding shares of Series G Preferred Stock, in the Company’s discretion, subject to the terms and conditions set forth therein. Such redemption, if it occurs, may reduce the return on Series G Preferred Shares for Subscribers, as redeemed shares will no longer be entitled to further dividends.

The Series G Preferred Stock will not be convertible to Common Stock.

The Series G Preferred Stock will not be convertible to Common Stock. This may reduce the value of the Series G Preferred Stock as the holders, by virtue of being holders of the Series G Preferred Shares, will not have the opportunity to benefit from any increase in the market price of the Common Stock.

Investors should consult their own tax advisers regarding tax consequences of this Offering and the Series G Preferred Shares.

The Company makes no representations regarding the tax treatment that will apply to the Series G Preferred Shares or this Offering, including, without limitation, with respect to any dividend or redemption payments under the Series G Preferred Shares. Subscribers should consult their own tax advisers regarding such tax consequences.

ANNEX D

CAPITALIZATION